                                                                 EXHIBIT 10.3(c)

                   COLLATERALISED LIMITED RECOURSE GUARANTEE


To:  Merrill Lynch International ("MLI")
     20 Farringdon Road
     P.O. Box 293
     London EC1M 3NH


1    GUARANTEE

     In consideration of entering into a facilities agreement (as amended and supplemented from time to time, the "Facilities Agreement", which shall include each transaction entered into and each document issued or given pursuant to the Facilities Agreement) constituted by a letter dated 23rd June 1998 from MLI, to Constellation Verwaltungs Gmbh & Co Beteiligungen KG (the "Customer") and (where relevant) of MLI entering into a custodian agreement (as amended and supplemented from time to time, the "Custodian Agreement" and, together with the Facilities Agreement, the "Agreements") with the Customer, and of MLI making available to the Customer the facilities and services provided for in the Agreements, we, Colfax Capital Corporation (the "Guarantor"), a corporation duly incorporated or organised
     under the laws of       and having our principal place of business at
     ,hereby unconditionally and irrevocably:

1.1 guarantee that, if for any reason the Customer does not pay any sum payable by it under the Agreements by the time, on the date and otherwise in the manner required by the Agreements, whether on the normal due date, on acceleration or otherwise (together the "Guaranteed Liabilities"), the Guaran tor will pay that Guaranteed Liability on demand by MLI and

1.2  as separate, independent and alternative stipulations, agree:

     1.2.1 that any Guaranteed Liability which, although expressed to be payable by the Customer under the Agreements, is for any reason (whether or not now existing and whether or not now known or becoming known to MLI not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to MLI on demand and

     1.2.2 as a primary obligation to indemnify each of MLI against any loss suffered by it as a result of any Guaranteed Liability expressed to be payable by the Customer under the Agreements not being paid by the time, on the date and otherwise in the manner required by the Agree ments or any Guaranteed Liability being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to MLI, the amount of that loss being the amount expressed to be payable by the Customer in respect of the relevant Guaranteed Liability

     PROVIDED ALWAYS that, although this Guarantee applies to all Guaran teed Liabilities, it is agreed that the amount actually recoverable from the Guarantor under this Guarantee is limited to whichever proves to be the lower of the following:

          (i)  an amount equal to the Guaranteed Liabilities and

          (ii) an amount equal to the Guarantor Proceeds (as defined in Clause
     4).

2    CHARGING PROVISIONS

2.1 The Guarantor, as continuing security for the due payment of the Guaranteed Liabilities and with full title guarantee, hereby (1) pledges and charges by way of first fixed legal mortgage (in priority to all other security whatsoever, whether fixed or floating) in favour of MLI all the Guarantor's right, title and interest in and to all Securities and all related documents from time to time held by or for the account or to the order of MLI (whether in its capacity as Custodian or otherwise) or in or credited to the Guarantor Collateral Account and the claims represented thereby (together, the "Guarantor Charged Securi ties") and (2) pledges and charges in favour of MLI all the Guarantor's right, title and interest in and to all monies, debts, claims, Securities and other property whatsoever from time to time deposited with or held by or for the account or to the order of or owed or owing by MLI and/or any other member of the Merrill Lynch Group, in whatever capacity. The security created by or pursuant to this Guarantee shall affect and include all dividends, distributions and interest on and other proceeds of the Guarantor Charged Securities or other property hereby pledged or charged, whether capital or income, and all property distributed, paid, accruing or offered at any time on, to, in respect of or in substitution for, any of the Guarantor Charged Securities or other property hereby pledged or charged, and all of the foregoing which relate to the Guarantor Charged Securities shall be promptly paid or delivered to MLI for credit to the Guarantor Collateral Account.

2.2 The Guarantor, as continuing security for the due payment of the Guaranteed Liabilities and with full title guarantee, hereby charges by way of first fixed legal mortgage (in priority to all other security whatsoever, whether fixed or floating) in favour of MLI all monies (and all the Guarantor's right, title and interest in and to such monies and the debt represented thereby) from time to time standing to the credit of the Guarantor Collateral Account, in whatever currency, and including any interest accrued or accruing thereon.

2.3 None of the monies from time to time standing to the credit of the Guarantor Collateral Account (nor the Guarantor's right, title and interest in and to such monies) shall, during the continuance of the Facilities and until the Guaranteed Liabilities have been duly and properly paid in full, be capable of being withdrawn, assigned or otherwise disposed of or encumbered except with MLI's prior written consent or as otherwise specifically provided in this Guarantee. Any such consent of MLI (and any payment whether with or without such consent) shall operate as a release of the relevant monies and the provisions of this Guarantee shall continue to apply to the Guarantor Collat eral Account and the monies from time to time standing to the credit thereof.

2.4 The Guarantor hereby undertakes to MLI for itself that, at all times during the continuance of the Facilities and until the Guaranteed Liabilities have been properly and duly paid in full:

     2.4.1 it will on demand duly pay any calls, subscription monies and/or other monies payable on or in respect of any of the Guarantor Charged Securities. If it does not do so, MLI may (but shall not be obliged to) do so and, if MLI does so, the Guarantor shall on demand indemnify MLI against such payment and

     2.4.2 it will not (nor will it agree, conditionally or unconditionally, to) create or have outstanding any call option, pledge, assignment, trans-fer, hypothecation, mortgage, charge, encumbrance, security interest or lien on or affecting any of the Guarantor Charged Securities (except as contemplated by this Guarantee or with MLI's prior written consent).

     MLI acknowledges that the Guarantor may request consent to options, assignments and transfers (including agreements therefor) on or of Guarantor Charged Securities in the normal course of its trading operations and MLI will consider any such request in good faith.

2.5 Without prejudice to Clause 2.3 or 4.2, MLI is authorised to debit the Guar anteed Liabilities then due and owing to any account of the Guarantor with MLI and MLI is authorised to combine or consolidate such account with the Guarantor Collateral Account and/or set off, transfer or apply any monies standing to the credit of the Guarantor Collateral Account in or towards satisfaction of any of the Guaranteed Liabilities.

2.6 The security created by or pursuant to this Guarantee shall be a continuing security notwithstanding any intermediate payment or settlement of account and, without prejudice to the generality of the foregoing, shall continue in full force and effect until MLI executes a formal release of such security, which it may do in whole or from time to time in part, and any withdrawal or other disposal of any of the property subject to the security created by or pursuant to this Guarantee shall operate as a release of such property, and the provi sions of this Guarantee shall continue to apply to the remainder thereof. The security created by or pursuant to this Guarantee shall be in addition to and shall not prejudice any other security, guarantee, indemnity, right or remedy of whatever nature which MLI may now or at any time have in respect of any of the Guaranteed Liabilities.

2.7  In this Guarantee:

     "CUSTODIAN" means such person (including MLI or any other member of the Merrill Lynch Group) as may be notified by MLI to the Guarantor from time to time for purposes of this Guarantee

     "GUARANTOR COLLATERAL" means all Securities, including any certificates and documents of or evidencing title to the same (and the claim represented thereby), and cash balances (and the debt represented thereby) in or credited to the Guarantor Collateral Account all right, title and interest in and to which are, to the satisfaction of MLI, subject to the security created by or pursuant to this Guarantee

     "GUARANTOR COLLATERAL ACCOUNT" means the one or more accounts, having such designations as MLI may determine, opened or to be opened by MLI pursuant to, or used for the purposes of, this Guarantee for the Guarantor with the Custodian or any other person (including any other member of the Merrill Lynch Group) chosen by MLI in respect of Guarantor Collateral, all such Guarantor Collateral Accounts to be maintained under the complete discretion of MLI.

     Headings shall be ignored in construing this Guarantee.

3    GUARANTOR COLLATERAL

3.1 The Guarantor, at its own expense, will execute or cause to be executed all such documents, and will do or cause to be done all such things, which are reasonably requested by MLI (1) to enable MLI to enjoy, exercise or enforce its rights as a secured party under this Guarantee and (2) to evidence, and to establish and maintain the perfection and first priority of, MLI's security interest in the Guarantor Charged Securities and the Guarantor Collateral Account (and the monies for the time being standing to the credit thereof and the debt represented thereby) and the perfection of MLI's security interest in the other property hereby pledged or charged. Without limiting the generality of the foregoing, the Guarantor, at its own expense, will execute and give or file, or both, all notices and documents (including, but not limited to, notice of the security created by or pursuant to this Guarantee) in such manner, to such persons and at such places as may be reasonably requested by MLI to estab lish and maintain the perfection and, as appropriate, first priority of MLI's said security interest. The Guarantor irrevocably and by way of security authorises MLI, if the Guarantor does not do so, to take any step contemplated by this Clause 3.1 (but MLI shall have no obligation to do so).

3.2 Except as otherwise agreed by the Guarantor and MLI, MLI shall at all times while any Guarantor Collateral remains credited to the Guarantor Collateral Account use reasonable care in connection therewith but shall not thereby be responsible for the value of the Guarantor Collateral or the other property hereby pledged or charged or, except to the extent otherwise specifically agreed, for the collection or payment of any dividends, distributions, interest or other receipts in respect of Guarantor Charged Securities or other property hereby pledged or charged nor to ensure the taking up of any securities, rights, monies or other property distributed, paid, accruing or offered at any time on, to, in respect of or in substitution for any of the Guarantor Collateral or other property hereby pledged or charged.

3.3 The Guarantor hereby agrees that it will, immediately upon MLI at any time making a request or delivering to the Guarantor (whether under this Guaran tee or in its capacity as Custodian under this Guarantee or under the Custo dian Agreement) a statement reflecting a shortfall in the margin referred to below, deposit additional Securities acceptable to MLI and/or monies with MLI for the credit of the Guarantor Collateral Account as MLI may require in order to ensure that the aggregate of the market value of the Guarantor Charged Securities, the monies standing to the credit of the Guarantor Collat eral Account and any other Securities and monies (whether provided by the Customer or any other person) will at all times exceed by a margin satisfactory to MLI the Guaranteed Liabilities (all as determined by MLI).

3.4 Until such time as an Event of Default as set out in Clause 10 of the Facility Agreement (each an "Event of Default") occurs, and without prejudice to any other requirements of MLI, the Guarantor may at any time request MLI to release and reconvey to the Guarantor (or as it may direct) Guarantor Charged Securities and/or monies standing to the credit of the Guarantor Collateral Account and, provided that the market value of the Guarantor Charged Securities, the monies standing to the credit of the Guarantor Collat eral Account and any other Securities and monies (whether provided by the Customer or any other person) securing the Guaranteed Liabilities to MLI's satisfaction (all as determined by MLI) would after any such release or reconveyance exceed the Guaranteed Liabilities by a margin satisfactory to MLI, MLI will give effect to such request.

4    ENFORCEMENT

     If the Guarantor fails or is unable to ML's satisfaction duly to comply with any demand under Clause 1:

4.1 MLI may at any time thereafter, without notice to the Guarantor and without prejudice to any other right or remedy, dispose or procure the disposal, by sale or otherwise, of all or from time to time part of the Guarantor Charged Securities or other property hereby pledged or charged or otherwise realise or procure the realisation of the same, in such manner and at such price or prices (whether payable or deliverable immediately, on a deferred basis or by instal ments) without being responsible for any loss or diminution in price, as it may think fit, close out or liquidate any option, future, long position or short position which the Guarantor may have (by sale, purchase or otherwise howsoever), take possession of all or from time to time of part of the Guaran tor Charged Securities or other property hereby pledged or charged and proceed forthwith to sell, assign, give options to purchase, contract to sell or otherwise dispose of and deliver the Guarantor Charged Securities or other property hereby pledged or charged or any part thereof in one or more parts at public or private sale at any exchange, broker's board or at any of MLI's offices or elsewhere at such prices and on such terms as MLI deems appropri ate, all without demand for performance, advertisement or other notice of any kind, and apply the proceeds thereof and all cash balances in the Guarantor Collateral Account or otherwise hereby pledged or charged (together, the "Guarantor Proceeds") as follows:

     4.1.1 first, in or towards payment of all amounts (including costs, expenses, commissions and taxes) arising as a result thereof

     4.1.2 secondly, in or towards payment and satisfaction of the Guaranteed Liabilities in such order and manner as MLI may determine

     4.1.3 thirdly, in payment of any surplus to the Guarantor or other person entitled thereto.

     Provided always that MLI shall not be obliged to apply any part of such proceeds in accordance with sub-clause 4.1.3 until all the Guaranteed Liabili ties (including future and contingent Guaranteed Liabilities) have been dis charged to the satisfaction of MLI and until MLI has exercised all set-offs and other rights which it is expressed to be entitled to make or exercise under this Guarantee and/or the Facilities Agreement. Until such time the proceeds shall be held in or credited to the Guarantor Collateral Account or such other account with MLI as MLI may (in its absolute discretion) decide.

     Upon disposal of any Guarantor Charged Securities or other property hereby pledged or charged made or purported to be made under the provisions of this

     Clause, a certificate of any officer or employee of MLI that a default has occurred and that the power of disposal has become exercisable shall be conclusive evidence of that fact in favour of any purchaser or other person to whom any of the Guarantor Charged Securities or other property hereby pledged or charged may be transferred under such disposal and the Guarantor agrees to indemnify MLI (on a full indemnity basis) against any claim which may be made against it by such purchaser or person by reason of any defect in title to such Guarantor Charged Securities or other property hereby pledged or charged unless such claim has arisen as a result of the negligence or wilful misconduct of MLI

4.2 In addition to any general lien, right to combine or consolidate accounts, set-off or similar right to which it may be entitled at law, by contract, or other wise, MLI may at any time, without notice to the Guarantor, debit any of the Guaranteed Liabilities to any account of the Guarantor with either of them (including without limitation the Guarantor Collateral Account) and combine or consolidate all or any one or more of the Guarantor's then existing ac counts (including without limitation the Guarantor Collateral Account) with, and liabilities of the Guarantor to, it and/or set off, transfer or apply any sum(s) standing to the credit of any one or more of the Guarantor's accounts with it (including without limitation the Guarantor Collateral Account) in or towards satisfaction of any of the liabilities of the Guarantor to MLI, whether present or future, actual or contingent

4.3 MLI may do all such other acts and things as it may consider necessary or desirable in connection with the realisation of the security created by or pursuant to this Guarantee.

     MLI shall have authority to purchase one currency with another for purposes of this Clause 4.

5    GUARANTOR AS PRINCIPAL DEBTOR

     As between the Guarantor and MLI but without affecting the Customer's obligations, the Guarantor shall be liable under this Guarantee as if it were the sole principal debtor and not merely a surety. Accordingly, it shall not be discharged, nor shall its liability be affected, by anything which would not discharge it or affect its liability if it were the sole principal debtor (including (1) any time, indulgence, concession, waiver or consent at any time given to the Customer or any other person, (2) any amendment or supplement to the Agreements or to any other security or guarantee, (3) the making or absence of any demand on the Customer or any other person for payment, (4) the enforcement or absence of enforcement of the Agreements or of any other security or guarantee, (5) the taking, existence or release of any other security or guarantee, (6) the winding-up or dissolution of the Customer or any other person or (7) the illegality, invalidity or unenforceability of or any defect in any provision of the Agreements or any of the Customer's obligations under them).

6    GUARANTEE CONTINUING

     The Guarantor's obligations under this Guarantee are and will remain in full force and effect by way of continuing security until the Facilities have termi nated and MLI has irrevocably received or recovered all sums payable under the Agreements. Furthermore, those obligations of the Guarantor are addi tional to, and not instead of, any other security or guarantee at any time existing in favour of MLI, whether from the Guarantor or otherwise, and may be enforced without first having recourse to the Customer, any other person or any other security or guarantee. The Guarantor irrevocably waives all notices and (except as required by Clause
     1) demands of any kind.

7    ACCOUNTS

     If this Guarantee ceases for any reason to be binding on the Guarantor as a continuing security in relation to the Customer, or if MLI becomes aware of any other mortgage, charge, pledge, lien or other encumbrance or security of any kind on or over the Guarantor Collateral or any part thereof, then MLI may break any account or accounts of the Customer with it and open a new account for the Customer. If that is done, no monies then or subsequently credited to such new account shall have the effect of reducing the amount due to MLI on the original account. If that is not done, MLI shall still be treated as if it had done so at the time of such cessation or, as the case may be, of the creation of the other mortgage, charge, pledge, lien or other encumbrance or security, and as if all payments then or subsequently made by or on behalf of the Customer to it had been credited to such new account with the same result.

8    EXERCISE OF GUARANTOR'S RIGHTS

     So long as the Facilities are outstanding or any sum remains payable under the Agreements:

8.1 any right of the Guarantor, by reason of the performance of any of its obliga tions under this Guarantee, to be indemnified by the Customer or to take the benefit of or enforce any other security or guarantee shall be exercised and enforced only in such manner and on such terms as MLI may require and

8.2 any amount received or recovered by the Guarantor (a) as a result of any exercise of any such right or (b) in the winding-up or dissolution of the Customer shall be held in trust for MLI and immediately paid to MLI.

9    AVOIDANCE OF PAYMENTS

     The Guarantor shall on demand by MLI indemnify MLI against any funding or other cost, loss, expense or liability (including loss of profit) sustained or incurred by it as a result of its being required for any reason (including any bankruptcy, insolvency, winding-up, dissolution or similar law of any jurisdic tion) to refund all or part of any amount received or recovered by it in respect of any Guaranteed Liability and shall in any event pay to it on demand by MLI the amount so refunded by it.

10   SUSPENSE ACCOUNTS

     For the purpose of enabling MLI to maximise its recoveries in any actual or potential winding-up or dissolution, any amount received or recovered by MLI (otherwise than as a result of a payment to it by the Customer) in respect of any Guaranteed Liability may be placed by the recipient in a suspense account. That amount may be kept there unless and until MLI is satisfied that it is not obliged to pay any further sums under the Agreements and that it has irrevocably received or recovered all sums payable to it under the Agreements.

11   CERTIFICATES CONCLUSIVE

     The certificate of an officer or employee of MLI as to any amount payable to MLI under this Guarantee shall, save for manifest error, be final, conclusive and binding on the Guarantor.

12   PAYMENTS, TAXES

     All payments by the Guarantor shall be made free and clear of any restrictions or conditions, without set-off or counterclaim, and free and clear of, and (subject as hereinafter provided) without deduction for, any taxes, deductions or withholdings of any nature. If any deduction or withholding on account of any such tax or other amount is required by law to be made from any pay ment, the Guarantor shall pay in the same manner and at the same time such additional amounts as will result in receipt by MLI free from any liability in respect of any such deduction or withholding, of such amount as would have been received by it had no such deduction or withholding been required to be made.

13   CURRENCY

     The Guarantor shall pay all amounts hereby guaranteed to such account as MLI may notify to the Guarantor and in the same currency and funds as such amounts are payable by the Customer under the Agreements (the "Currency of Account"). Any amount received or recovered by MLI in a currency other than the appropriate Currency of Account (whether as a result of, or of the enforcement of, a judgment or order of any court of any jurisdiction, in the winding-up or dissolution of the Customer, the Guarantor, or otherwise) in respect of any sum due to it from the Guarantor under this Guarantee shall only constitute a discharge to the Guarantor to the extent of the amount in that Currency of Account which MLI is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on
     which it is practicable to do so).   If that amount in that Currency of
     Account is less than the amount expressed to be due to MLI under this Guarantee, the Guarantor shall indem nify it against any loss sustained by it as a result. In any event, the Guarantor shall indemnify it against the cost of making any such purchase.

14    REPRESENTATIONS AND WARRANTIES

      The Guarantor represents and warrants to and for the benefit of each of MLI that:

14.1 it is a corporation or limited partnership duly organised or incorporated and validly existing under the laws of the jurisdiction of its establishment and has the power and authority to own its assets and to conduct the business which it conducts

14.2 its entry into and/or performance of or compliance with its obligations under this Guarantee do not and will not violate or exceed any guaranteeing, charg ing or other powers or restrictions granted or imposed under any law to which it is subject, its constitutional documents or any agreement to which it is a party or which is binding on it or its assets

14.3 all acts, conditions and things required to be done, fulfilled and performed in order to enable it lawfully to execute and perform its obligations under this Guarantee and to ensure that its obligations are legal, valid and binding have been done, fulfilled and performed

14.4 it has the power to enter into and perform and comply with its obligations under this Guarantee and has taken all necessary action to authorise such execution and performance

14.5 it will obtain and maintain in effect and comply with the terms of all necessary consents, registrations and the like of or with any governmental or other regulatory body or authority applicable to this Guarantee

14.6  its obligations under this Guarantee are binding and enforceable at law

14.7 it is not in default under any agreement to which it is a party or by which it or its assets is or are bound and no litigation, arbitration or administrative proceedings are current or pending, which default, litigation, arbitration or administrative proceedings are material in the context of this Guarantee

14.8 it is not necessary or advisable in order to ensure the validity, effectiveness, performance or enforceability of this Guarantee or the perfection of the security created by or pursuant to this Guarantee that any document be filed, registered or recorded in any public office or elsewhere

14.9 except by this Guarantee, it has not assigned, transferred or otherwise dis posed of the Guarantor Collateral (or its rights, title and interest to and in the Guarantor Collateral), either in whole or in part, nor agreed to do so, and will not at any time do so or agree to do so, and it will at all times be the sole beneficial owner of and fully guarantee title to all Guarantor Collateral which is now or may at any time hereafter become subject to the security created by or pursuant to this Guarantee

14.10 except for the security created by or pursuant to this Guarantee, no mortgage, charge, pledge, lien or other encumbrance or security of any kind exists on or over the Guarantor Collateral (or its right, title and interest in and to the Guarantor Collateral), either in whole or in part, nor has it agreed to create any such other security nor will it at any time do so or agree to do so and

14.11 each of the above representations and warranties will be correct and complied with in all respects during the continuance of the Facilities and so long as any sum remains payable under the Agreements, as if repeated then by reference to the then existing circumstances.

15   INFORMATION

     During the continuance of the Facilities and for so long as any sum remains payable under the Agreements, the Guarantor shall furnish to MLI such financial and other information as to its affairs and, as the case may be, its subsidiaries as MLI may reasonably request from time to time.

16   UTILISATION OF COLLATERAL BY MLI

16.1 The Guarantor hereby authorises MLI from time to time to utilise Securities comprised in the Guarantor Collateral for MLI's own purposes or the pur poses of any third party. To enable MLI so to utilise Securities comprised in the Guarantor Collateral the following provisions of this Clause 16 shall have effect.

16.2 Where MLI wishes to use Securities comprised in the Guarantor Collateral for any purpose the Securities in question shall be simultaneously released from the security created by or pursuant to this Guarantee and transferred by the Guarantor to MLI in accordance with the provisions of this Clause
      16.2. The Guarantor authorises MLI to take such steps to deliver or credit the relevant Securities to MLI (or, as appropriate, the third party in question) and execute such instruments of transfer or the like as MLI considers necessary or desir able to vest the full legal and beneficial right, title and interest in and to those Securities in MLI (or, as the case may be, that third party).

16.3 Where Securities have been utilised by MLI for any purpose and those Securities cease to be required for that purpose, MLI shall thereupon return or procure redelivery of those Securities or of Equivalent Securities to the Guarantor by redelivering or crediting those Securities or Equivalent Securi ties to the Collateral Account, whereupon those Securities or Equivalent Securities shall automatically be subject to the security created by or pursuant to this Guarantee. All returns and redeliveries of Securities or Equivalent Securities must be made together with any appropriate instruments of transfer or the like, and so that all right, title and interest in and to those Securities or Equivalent Securities shall vest in the Guarantor, free from all liens, charges and encumbrances, other than the security created by or pursuant to this Guarantee.

16.4 MLI shall be obliged to return or procure redelivery of Equivalent Securities not necessarily the original Securities and it is agreed in relation to legal proceedings that neither party will seek specific performance of the other's obligation to deliver, redeliver, credit or return Securities or Equivalent Securities, but without prejudice to any other rights it may have.

16.5 Where any Securities have been transferred by the Guarantor under this Clause 16 and have not been returned or redelivered to the Guarantor before an applicable income payment date or record date in respect of those Securi ties, MLI shall, on the date of payment of any dividend, interest or other distribution on or with respect to the Securities in question or on such other date as MLI and the Guarantor may agree, pay to the Guarantor such amount in relation to such dividend, interest or distribution and deliver such tax vouchers as may be available or appropriate as shall ensure that the Guarantor is placed in the same after-tax position (but ignoring for these purposes any tax by reference to the general income or profits of the Guarantor or other similar reference) as if it had been the Holder of the relevant Securities at all relevant times.

16.6 If on the due date for return or redelivery thereof MLI shall for any reason be unable to return or redeliver any Securities or Equivalent Securities in connec tion with any transfer of Securities to MLI under this Clause 16, MLI's obligation to return or redeliver those Securities or Equivalent Securities shall be replaced by an obligation to pay to the Guarantor an amount in cash equal to the market value of those Securities or Equivalent Securities derived from rates offered by a dealer reasonably chosen by MLI. Any such amount shall be paid or credited to the Guarantor Collateral Account.

16.7 The Guarantor shall, subject as otherwise provided in this Guarantee and in particular to the security created by or pursuant to this Guarantee, have all the incidents of ownership of Securities transferred under this Clause 16, includ ing the right to transfer them to others, and such Securities shall continue to be taken into account for the purpose of Clause 3.3.

16.8  For the purposes of this Clause 16:

      "EQUIVALENT SECURITIES" or "SECURITIES EQUIVALENT TO" means securities of an identical type, nominal value, description and amount to particular Securities the subject of a utilisation under this Clause 16 (including any certificates and other documents of or evidencing title to the same). If and to the extent that such Securities are partly paid and a call is made or have been converted, subdivided, consolidated, redeemed, made the subject of a takeover, merger, capitalisation issue, rights issue or similar, the Equivalent Securities shall be as accordingly determined by MLI

      "HOLDER" in relation to registered securities means the person whose name or whose nominee is shown on the relevant register of ownership and in relation to bearer Securities means the bearer thereof.

17   ASSIGNMENTS

     MLI may at any time assign all or part of its rights under this Guarantee. MLI shall after any such assignment and to the extent (if at all) appropriate or required hold the security created by or pursuant to this Guarantee for itself and each assignee. Any reference in this Guarantee to MLI shall be construed accordingly and shall also include their respective successors. Any such assignee shall be entitled to the full benefit of this Guarantee to the same extent as if it were an original party in respect of the rights assigned to it. MLI may disclose to each other and to any potential assignee or any other person who has entered or proposes to enter into contractual arrangements with it in relation to or concerning the Agreements or this Guarantee such information about the Customer, the Guarantor, the Agreements and this Guarantee as it may think fit.

18    [LEFT BLANK INTENTIONALLY]

19    THE AGREEMENTS

19.1 Terms defined in the Agreements (and not defined in this Guarantee) shall have the same meanings in this Guarantee.

19.2 This Guarantee is a Performance Assurance Agreement for the purposes of the Facilities Agreement.

20    PARTIES

      This Guarantee shall not be discharged nor shall the liability of the Guarantor be affected by any amalgamation or merger of MLI, or the Guarantor with any other company, or any reconstruction or change in the constitution of MLI, or the Guarantor, or any change in the name, style or constitution of MLI, or the Guarantor or, as the case may be, in the persons who from time to time constitute the general and/or limited partners in the Guarantor, and this Guarantee shall be binding on the Guarantor and on all such persons.

21    COMMUNICATIONS

      Any demand or other notice under this Guarantee shall be made in writing by MLI acting by one of its officers or employees and may be sent by post or hand delivered to the address of the Guarantor specified below, or sent by facsimile to the facsimile number specified below, or in each case to such other address and/or facsimile number as the Guarantor has from time to time notified to MLI in writing. Notices shall be deemed to have been received seven days after being posted and immediately in the case of hand delivered or facsimile communication.

22   REMEDIES AND WAIVERS

     No failure by MLI to exercise, and no delay by MLI in exercising any right or remedy will operate as a waiver thereof, nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The authority to debit, charge and pledge and the right of set-off and other rights and remedies provided in this Guarantee are separate, independent and cumulative and not exclusive of any rights or remedies (including any other security, right of set-off, lien, right to combine or consolidate accounts or similar right) to which MLI is at any time entitled anywhere, whether by operation of law or otherwise.

23   PARTIAL INVALIDITY

     If at any time any provision of this Guarantee is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaran tee, nor the legality, validity or enforceability of such provisions under the law of any other jurisdiction shall in any way be affected or impaired thereby. If and to the extent that the security expressed to be created by or pursuant to this Guarantee is at any time and for any reason not effective as a fixed charge, it shall instead take effect as a floating charge.

24   COUNTERPART EXECUTION

     This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

25   GOVERNING LAW

     This Guarantee shall be governed by and construed in accordance with English law.

26   PROCEEDINGS

     In relation to any legal action or proceedings arising out of or in connection with this Guarantee ("PROCEEDINGS") the Guarantor, for the benefit of MLI, irrevocably submits to the jurisdiction of the courts of England and any New York State or United States Federal court sitting in New York City, and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum. Those submissions shall not affect MLI's right to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any court of competent jurisdiction preclude MLI from taking Proceedings in any other court of competent jurisdiction (whether concurrently or not).

     Dated

     COLFAX CAPITAL CORPORATION


     By:


     Address:


     Facsimile No.:


     MERRILL LYNCH INTERNATIONAL


     By: